SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                                        [X]

Filed by a Party other than the Registrant                                                                       [  ]

Check the Appropriate Box:

[ ]            Preliminary Proxy Statement

[ ]            Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))                                                               [  ]

[X]          Definitive Proxy Statement

[ ]            Definitive Additional Materials

[ ]            Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Evergreen Income Advantage Fund

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]          No fee required.

[ ]            Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[ ]            Fee paid previously with preliminary material

[ ]            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

EVERGREEN INCOME ADVANTAGE FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF EVERGREEN INCOME ADVANTAGE FUND

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen Income Advantage Fund (the "Fund") will be held on July 9, 2010 at 10:00 a.m. Pacific time, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California 94105, for the following purposes:

  To elect seven new Trustees and re-elect two existing Trustees to the Board of Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified;

  To consider and act upon (a) a new Investment Advisory Agreement with Wells Fargo Funds Management, LLC and (b) a new Sub-Advisory Agreement with Wells Capital Management Incorporated; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 18, 2010 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement. It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of the proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH WELLS FARGO FUNDS MANAGEMENT, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

By Order of the Board of Trustees,

MICHAEL H. KOONCE
Secretary

May 27, 2010

EVERGREEN INCOME ADVANTAGE FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Evergreen Income Advantage Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California 94105, on July 9, 2010 at 10:00 a.m. Pacific time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement.) If you wish to attend the Meeting in person, please call (866) 641-4254 for instructions.

Shareholders are being asked to (i) elect seven new Trustees and re-elect two existing Trustees to the Board and (ii) approve a new Investment Advisory Agreement with Wells Fargo Funds Management, LLC ("Funds Management") (the "New Advisory Agreement") to replace the current Investment Advisory and Management Agreement with Evergreen Investment Management Company, LLC ("EIMC") (the "Current Advisory Agreement"), as well as a new Sub-Advisory Agreement with Wells Capital Management Incorporated ("Wells Capital") (the "New Sub-Advisory Agreement") to replace the current Sub-Advisory Agreement with Tattersall Advisory Group, Inc. ("TAG") (the "Current Sub-Advisory Agreement). Following Shareholder approval of the nominee Trustees, the New Advisory Agreement and the New Sub-Advisory Agreement, the Fund's name will change to "Wells Fargo Advantage Income Opportunities Fund." These proposals are intended to faciliate the transition of oversight and investment management responsibility for the Evergreen closed-end funds to Funds Management. This is an important step in the integration of the Evergreen funds and Wells Fargo Advantage Funds, following Wells Fargo & Company's ("Wells Fargo") December 31, 2008 acquisition of Wachovia Corporation, the parent company of EIMC.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and the proxy card will be first sent to shareholders on or about May 27, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and the proxy card without charge by visiting the Web site indicated on your proxy card. You may obtain a copy of the Fund's most recent shareholder report(s) without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board intends to bring before the Meeting the matters set forth in the accompanying notice. Holders of common and preferred shares (together, "Shares") of the Fund (together, "Shareholders") will vote together on the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital. Holders of common and preferred shares are being asked to vote together for the election of Mses. Johnson and Mitchell; Messrs. Gordon, Harris, Larcker, Penny, Scofield and Willeke; and Dr. Keith. Ordinarily, holders of the preferred shares have the right to elect two Trustees. However, all of the preferred shares are expected to be redeemed before July 9, 2010, the date of the Meeting. If, contrary to expectation, there remain preferred shares outstanding, then only the vote of the preferred shares will be counted towards determining if Mr. Scofield and Dr. Keith have been elected Trustees. If, however, as expected, there are no preferred shares outstanding, then votes cast by record holders of common shares and preferred shares will be counted together with respect to all of the nominee Trustees. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your Shares will be voted FOR the election of each of the nominees named in the enclosed proxy card and IN FAVOR OF the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

If Shareholders do not approve the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with Wells Capital will not be implemented, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement.

The Fund's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposals regarding the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital). In the event that there are preferred shares outstanding on the date of the Meeting, then, with respect to the election by the holders of preferred shares of Mr. Scofield and Dr. Keith as Trustees, the Declaration provides that the holders of thirty-three and a third percent (33 1/3%) of the preferred shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business by the preferred shareholders at the Meeting. With regard to the election of Trustees, votes may be cast FOR all nominees or votes may be WITHHELD either with respect to all of the nominees or any individual nominee. With regard to the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital, votes may be cast IN FAVOR OF or AGAINST each of the proposed agreements or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominee entities as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee entity does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have no effect with respect to the election of Trustees (Proposal 1), but will have the effect of a vote AGAINST the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital (Proposals 2a and 2b).

The affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of Trustees (Proposal 1). The approval of the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital (Proposals 2a and 2b) requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting or (b) more than 50% of the outstanding Shares of the Fund.

Preferred shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each proposal in the same proportion as the votes cast by all holders of preferred shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of preferred shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of preferred shares with respect to a particular item if, among other things, (i) a minimum of 30% of the preferred shares or shares of a series of preferred shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the preferred shares or shares of a series of preferred shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to a proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $56,000. Funds Management or its affiliates will bear this cost and the other costs and expenses of the Meeting.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on May 18, 2010 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of May 18, 2010, the Fund had outstanding 69,787,920 common shares and 2720 preferred shares. Each common share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share, as to any matter on which the common share is entitled to vote. Each preferred share is entitled to the same number of votes as each common share (one vote per dollar of the common share's net asset value), as to any matter on which the preferred share is entitled to vote.

As of May 18, 2010, the Depository Trust Company owned of record approximately 100% of the outstanding Shares. No other person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of May 18, 2010. However, the entities listed below have made filings with the Securities and Exchange Commission ("SEC") disclosing their ownership of beneficial interests in the outstanding shares of the Fund in the amounts set forth opposite their names below. The filings are available at the SEC's Web site (www.sec.gov).

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned[1]
Common (30023Y105)	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	6,196,384	9.0%
Preferred (30023Y204) (30023Y303) (30023Y402) (30023Y501) (30023Y600) (30023Y709)	Bank of America Corporation Bank of America, N.A. Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255 Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, New York 10080 Blue Ridge Investments, LLC 214 North Tryon Street Charlotte, North Carolina 28255	2,186	27.9%
Preferred (30023Y204) (30023Y303) (30023Y402) (30023Y501) (30023Y600) (30023Y709)	Citigroup Global Markets Inc. Citigroup Financial Products Inc. Citigroup Global Markets Holdings Inc. 388 Greenwich Street New York, New York 10013 Citigroup Inc. 399 Park Avenue New York, New York 10043	450	5.7%
Preferred (30023Y204) (30023Y303) (30023Y402) (30023Y501) (30023Y600) (30023Y709)	UBS A.G. UBS Securities LLC UBS Financial Services, Inc. Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	597	7.25%
1	The filing by the listed entity indicates that the entity shares dispositive and voting power over the securities with another person.

As of May 18, 2010, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund, less than 1.00% of the preferred shares of the Fund and less than 1.00% of the outstanding securities of Wells Fargo, the parent company of EIMC, which is the Fund's current investment adviser, Funds Management, which is the Fund's proposed investment adviser, TAG, which is the Fund's current sub-adviser, and Wells Capital, which is the Fund's proposed sub-adviser.

I. ELECTION OF TRUSTEES (PROPOSAL 1)

At a meeting held on May 11, 2010, the Fund's Board nominated seven persons for election to the Fund's Board as new Trustees (each, a "New Nominee Trustee"). Funds Management recommended each New Nominee Trustee as part of the overall integration of the Evergreen funds and Wells Fargo Advantage Funds fund families. In addition, the Board has nominated two persons, Dr. Keith and Mr. Scofield, for re-election to the Fund's Board (each, a "Current Nominee Trustee" and, together with each New Nominee Trustee, the "Nominee Trustees"). The remaining members of the Fund's current Board will serve in an advisory capacity for a period of two years expected to begin in July 2010. In accordance with the Fund's Declaration, the Nominee Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Nominee Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2011, Class II, 2012 and Class III, 2013 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card, in consultation with the Board, will vote for the election of such other person or persons as they may consider qualified. The Board has no reason to believe that any of the nine Nominee Trustees will be unable or unwilling to serve.

The Board of the Fund proposes the following Nominee Trustees for election at the Meeting:

Non-Interested Nominee Trustees	Class	Expiration of Term if Elected
Isaiah Harris, Jr.	Class I	2011
David F. Larcker	Class I	2011
Olivia S. Mitchell	Class I	2011
Dr. Leroy Keith, Jr.	Class II	2012
Judith M. Johnson	Class II	2012
Donald C. Willeke	Class II	2012
Peter G. Gordon	Class III	2013
Timothy J. Penny	Class III	2013
Michael S. Scofield	Class III	2013

You cannot vote by proxy for anyone other than the nine Nominee Trustees currently proposed to serve on the Board.

Current Trustee and Nominee Trustee Information

The following tables contain specific information about each current Trustee and Nominee Trustee as of December 31, 2009 including: age, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Evergreen family of funds and number of portfolios overseen by such current Trustee and Nominee Trustee. The address for each current Trustee, including each Current Nominee Trustee, is c/o Evergreen Income Advantage Fund, 200 Berkeley Street, Boston, Massachusetts 02116-5034. The address for each New Nominee Trustee is 525 Market Street, 12th Floor, San Francisco, California 94105. The current Board consists of ten members and, assuming shareholder approval, the new Board will consist of nine members.

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Class I - Non-Interested Nominee Trustees to serve until 2011 Annual Meeting of Shareholders
Isaiah Harris, Jr., 57[3]	None	N/A	Retired. President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios); CIGNA Corporation (insurance); Deluxe Corporation (financial and small business services)
David F. Larcker, 59[3]	None	N/A	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Olivia S. Mitchell, 56[3]	None	N/A	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton's Pension and Research Council and Boettner Center on Pensions & Retirement Research and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Class II - Non-Interested Nominee Trustees to serve until 2012 Annual Meeting of Shareholders
Dr. Leroy Keith, Jr., 704,5,6,[7]	Trustee	Trustee since 2004	Managing Director, Almanac Capital Management (commodities firm). Trustee, Phoenix Fund Complex. Director, Diversapack Co. (packaging company). Former Partner, Stonington Partners, Inc. (private equity fund). Former Director, Obagi Medical Products Co. Former Director, Lincoln Educational Services.	74	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)
Judith M. Johnson, 60[3]	None	N/A	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Donald C. Willeke, 69[3]	None	N/A	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Class III - Non-Interested Nominee Trustees to serve until 2013 Annual Meeting of Shareholders
Peter G. Gordon, 67[3]	None	N/A	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Timothy J. Penny, 58[3]	None	N/A	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Michael S. Scofield, 664,6,7,[8]	Trustee	Trustee since 2004	Retired. Prior thereto, Attorney, Law Offices of Michael S. Scofield. Former Director and Chairman, Branded Media Corporation (multi-media branding company).	74	None
Current Non-Interested Trustees[9]
Patricia B. Norris, 614,[10]	Trustee	Trustee since 2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company). Former President and Director of Phillips Pond Homes Association (home community). Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm).	74	None
Carol A. Kosel, 464,8,[11]	Trustee	Trustee since 2008	Former Consultant to the Evergreen Boards of Trustees. Former Vice President and Senior Vice President, Evergreen Investments, Inc. Former Treasurer, Evergreen Funds. Former Treasurer, Vestaur Securities Fund.	74	None
Gerald M. McDonnell, 70[10]	Trustee	Trustee since 2004	Former Manager of Commercial Operations, CMC Steel (steel producer).	74	None
Richard J. Shima, 70[5]	Trustee	Trustee since 2004	Independent Consultant. Director, Hartford Hospital. Trustee, Greater Hartford YMCA. Former Director, Trust Company of CT. Former Trustee, Saint Joseph College (CT).	74	None
David M. Richardson, 687,[11]	Trustee	Trustee since 2004	President, Richardson, Runden LLC (executive recruitment advisory services). Director, J&M Cumming Paper Co. (paper merchandising). Trustee, NDI Technologies, LLP (communications). Former Consultant, AESC (The Association of Executive Search Consultants).	74	None
Dr. Russell A. Salton, III, 624,8,[10]	Trustee	Trustee since 2004	President/CEO, AccessOne MedCard, Inc.	74	None
Current Interested Trustees
William W. Pettit, 547,11,[12]	Trustee	Trustee since 2004	Shareholder, Rogers, Townsend and Thomas, P.C. (law firm). Director, Superior Packaging Corp. (packaging company). Member, Superior Land, LLC (real estate holding company). Member, K&P Development, LLC (real estate development). Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization).	74	None
Richard K. Wagoner, 725,[13]	Trustee	Trustee since 2004	Member and Former President, North Carolina Securities Traders Association. Member, Financial Analysts Society.	74	None
1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	As of December 31, 2009, the Evergreen fund complex consisted of ten open-end investment companies with sixty-eight separate series and six closed-end funds.
3	New Nominee Trustee.
4	Member of 15(c) Committee.
5	Member of Performance Committee.
6	Current Nominee Trustee.
7	Preferred Share Trustee.
8	Member of Executive Committee (which also functions as the Nominating Committee and the Qualified Legal Compliance Committee).
9	Dr. Keith and Mr. Scofield are current Trustees but are also Current Nominee Trustees. Information with respect to Dr. Keith and Mr. Scofield is presented in the table above.
10	Member of Audit Committee.
11	Member of Distribution, 12b-1 and Service Committee.
12

It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's representation of affiliates of Wells Fargo, the parent company of EIMC, the Evergreen funds' investment adviser. The Trustees are treating Mr. Pettit as an interested Trustee for the time being.

13

Mr. Wagoner is an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his ownership of shares in Wells Fargo, the parent company of EIMC, the Evergreen funds' investment adviser.

The following table contains specific information about the dollar range of equity securities beneficially owned by each current Trustee and Nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of April 30, 2010	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Evergreen Family of Investment Companies as of December 31, 2009
Non-Interested Nominee Trustees
Peter G. Gordon	$0	$0
Isaiah Harris, Jr.	$0	$0
Judith M. Johnson	$0	$0
Dr. Leroy Keith, Jr.[1]	$0	Over $100,000
David F. Larcker	$0	$0
Olivia S. Mitchell	$0	$0
Timothy J. Penny	$0	$0
Michael S. Scofield1,[2]	$0	Over $100,000
Donald C. Willeke	$0	$0
Current Non-Interested Trustees
Carol A. Kosel	$0	Over $100,000
Gerald M. McDonnell[2]	$0	Over $100,000
Patricia B. Norris	$0	Over $100,000
David M. Richardson	$0	Over $100,000
Dr. Russell A. Salton, III[2]	$0	Over $100,000
Richard J. Shima[2]	$10,001-$50,000	Over $100,000
Current Interested Trustees
William W. Pettit[2]	$0	Over $100,000
Richard K. Wagoner	$0	Over $100,000
1	Dr. Keith and Mr. Scofield are also current non-interested Trustees.
2

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has $50,001-$100,000 indirectly invested.

The Board of Trustees and Its Leadership Structure

The Fund is supervised by the Board. The Board meets periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. During the fiscal year ended April 30, 2010, the Board held 4 regular meetings and 12 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The current Chairman of the Board, Michael S. Scofield, is not an "interested person" of the Fund, EIMC, Funds Management, TAG or Wells Capital, as defined in the 1940 Act (an "Independent Trustee"). The Independent Trustees meet periodically in the absence of the members of the Board not considered to be Independent Trustees. At those meetings, the Independent Trustees consider a variety of matters that they are required by law to consider, as well as certain other matters, including matters that are scheduled to come before the full Board, such as fund governance and leadership issues. The Independent Trustees are advised by independent legal counsel. In connection with each regular meeting of the Board, the Trustees meet separately from Evergreen management, including, periodically, with counsel for the Independent Trustees and with the Evergreen funds' Chief Compliance Officer.

Three of the five standing Committees of the Board are comprised exclusively of Independent Trustees. The Chairperson of each Committee is an Independent Trustee. A description of the responsibilities of each of the Committees follows.

The Board has an Executive Committee which consists of Carol A. Kosel, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment adviser or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). The Executive Committee met 20 times during fiscal year 2010.

The Nominating Committee is responsible for nominating candidates for election to the Board. The Committee may solicit suggestions for persons to fill vacancies on the Board from such sources as it deems appropriate, including EIMC and its affiliates. The Committee will consider nominations for openings on the Board from Shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of the Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Evergreen fund's Secretary, and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the proposed nominee's qualifications, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. For additional detail, please see the Fund's Policy for the Consideration of Trustee Nominees attached as Exhibit B.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.

The Board has a 15(c) Committee which consists of Dr. Leroy Keith, Jr., Carol A. Kosel, Patricia B. Norris, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment adviser and its affiliates in order for the full Board to determine whether or not to enter into or renew Fund contracts. The 15(c) Committee met 4 times during fiscal year 2010.

The Board has an Audit Committee which consists of Gerald M. McDonnell, Dr. Russell A. Salton, III, and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. The purpose of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, to review the quality and objectivity of the Fund's financial statements and the independent audits thereof, and to act as liaison between the Fund's independent auditors and the Board. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. Each member of the Audit Committee is "independent" as defined in the listing standards of the NYSE Alternext U.S. Exchange (formerly known as the American Stock Exchange). The Audit Committee met 12 times during fiscal year 2010. A copy of the Fund's Audit Committee Charter is attached as Exhibit C.

The Fund has a Performance Committee which consists of Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisers to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. The Performance Committee met 5 times during fiscal year 2010.

The Fund has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of David M. Richardson and the Chairperson of the Committee, Carol A. Kosel, each of whom is an Independent Trustee, and William W. Pettit. It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo, the parent company of EIMC, the Evergreen funds' investment adviser. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen funds' transfer agents; and the overall level of servicing provided to shareholders of the Fund. The Distribution, 12b-1, and Service Committee met 4 times during fiscal year 2010.

The Board reviews its leadership structure periodically and believes that its leadership structure, with Independent Trustees comprising a large majority of the Board and serving as the Chairpersons of the Board and each of its Committees, is appropriate to enable the Board to exercise independent oversight over the Fund and the conduct of its business. The Board believes that its independent leadership is particularly important in monitoring the performance of the Fund's service providers, including the Fund's investment adviser, which may face conflicts of interest or the appearance of conflicts of interest in their dealings with the Fund. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund's current operations.

The Board of Trustees and Risk Oversight

The Board's role is one of oversight, rather than active management. The Board meets regularly with investment professionals at EIMC, including EIMC's Chief Investment Officer, and periodically with the representatives of TAG, and if shareholders approve the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital, will meet regularly with investment professionals at Funds Management, including Funds Management's Chief Investment Officer, and periodically with the representatives of Wells Capital. They consider information regarding TAG's, and will consider information regarding Wells Capital's, investment program for the Fund, including certain elements of the process designed to limit various risks. They also periodically consider EIMC's evaluation of TAG's investment process and results and will consider Funds Management's evaluation of Wells Capital's investment process and results. The Trustees also meet regularly with the Fund's Chief Compliance Officer to discuss compliance and other risks involving the Fund. Various personnel, including the Fund's Chief Compliance Officer, as well as various personnel of EIMC and other service providers, such as the Fund's independent accountants, may report to the Board or the Audit Committee with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. Not all risks that may affect the Fund can be identified, it may not be practical or cost-effective to eliminate or to mitigate certain risks, and there can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board. The Trustees considered that it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its goals. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund.

Qualifications of Trustees

Generally, no one factor was decisive in the original selection of an individual to join the Board or the selection of an individual to be nominated to join the Board. Among the factors the Board considered when concluding that an individual should serve (or be nominated to serve) on the Board were the following: (i) the individual's business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other members of the Board; (iii) the individual's prior experience, if any, serving on the boards of public companies (including, where relevant, other registered investment companies) and other complex enterprises and organizations; and (iv) how the individual's skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current or Nominee Trustee, the individual's substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund or be nominated to serve as a Trustee of the Fund. Each current and Nominee Trustee's recent prior professional experience is summarized in the table above in the section entitled "Current Trustee and Nominee Trustee Information."

In certain cases, additional considerations contributed to the Board's conclusion that an individual should serve on the Board. For example, with regard to the current Trustees of the Fund, the Board considered each person's experience as a trustee of investment companies related to the Fund, as well as each of the following: Dr. Keith's experience serving as a director of other companies, including investment companies in an unrelated fund family; Ms. Kosel's experience as a consultant to the Board, as Treasurer of the Evergreen funds and as an executive at Evergreen Investments, Inc.; Mr. McDonnell's, Mr. Richardson's, and Dr. Salton's substantial management and business experience; Ms. Norris' experience as a partner of a major independent registered public accounting firm; Mr. Pettit's career in the legal field and service as a director of several companies; Mr. Scofield's career in the legal field, his experience since 1984 as a trustee of investment companies related to the Fund, including his experience as Chairman of the Evergreen funds, and his service as chairman of the Independent Directors Council, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry; Mr. Shima's leadership experience, including as an executive, director, or trustee of several organizations and his long career and investment experience in the insurance industry; and Mr. Wagoner's experience as an executive in the finance industry.

With regard to the New Nominee Trustees, the Board considered that certain Evergreen open-end funds are proposed to be reorganized and become part of Wells Fargo Advantage Funds, a large and diverse family of mutual funds, that the persons currently serving as Trustees of those funds (the New Nominee Trustees) would, along with Mr. Scofield and Dr. Keith, as a result, become Trustees of the successor funds to such Evergreen open-end funds, and that it would likely be desirable for the same persons to serve as Trustees of both the Fund and the reorganized Evergreen funds.

In concluding that each of the New Nominee Trustees should be nominated to serve as a Trustee of the Fund, the Board considered that each New Nominee Trustee is currently a trustee of Wells Fargo Advantage Funds and, as such, has experience with many of the issues a Trustee of the Fund is likely to face with the Wells Fargo/Evergreen organization. The Board also considered specific qualifications of each of them, including among other things: Mr. Gordon's extensive business experience and service as Chairman, President and Chief Executive Officer of a significant business enterprise and as Chairman of Wells Fargo Advantage Funds Board of Trustees; Mr. Harris' extensive business experience and service as a director of two publicly-traded companies; Ms. Johnson's leadership experience with a state employees retirement fund; Professor Larcker's career in the teaching of accounting and his related research; Professor Mitchell's career in the teaching of insurance and risk management and her related research; Mr. Penny's leadership experience, including as the President and member of the board of trustees of non-profit organizations; and Mr. Willeke's career in the legal field and service as general counsel of a state employees retirement fund. If the New Nominee Trustees are elected, it is expected that they, together with Mr. Scofield and Dr. Keith, will appoint from among their number a Chairperson and members of the various Committees described above, so long as they choose to maintain such Committees.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board.

Consideration of Diversity by the Nominating Committee

The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Nominating Committee generally considers the manner in which each nominee's professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees' attributes.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the NYSE Alternext U.S. Exchange's listing standards. The Executive Committee Charter describes the Nominating Committee functions. A copy of the Evergreen funds' Executive Committee Charter is attached as Exhibit A.

The Board has approved a policy pursuant to which the Board may consider nominees for election as Trustees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board should send the communication to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds that are listed on the NYSE Alternext U.S. Exchange are required to hold an Annual Meeting of Shareholders. On March 18, 2004, the Board approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustee attendance at each Annual Meeting of Shareholders in person or by video conference.

Ms. Patricia B. Norris attended the previous year's Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each executive officer of the Fund as of April 30, 2010, including: name, address and age, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wells Fargo and their affiliated companies.

Name, Address and Age	Position with Trust	Principal Occupation(s) for Last Five Years
W. Douglas Munn 200 Berkeley Street, Boston, MA 02116 Age: 47	President since 2009	President and Chief Executive Officer, Evergreen Investment Company, Inc. Chief Operating Officer, Wells Fargo Funds Management, LLC. Former Chief Operating Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 Age:39	Treasurer since 2005

Senior Vice President, Evergreen Investment Management Company, LLC. Treasurer, Wells Fargo Advantage Funds. Former Vice President, Evergreen Investment Services, Inc. Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 Age: 50	Secretary since 2003

Managing Counsel, Wells Fargo & Company. Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc. Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC.

Robert Guerin 200 Berkeley Street Boston, MA 02116-5034 Age: 44	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc. Compliance Manager, Wells Fargo Funds Management Group. Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC. Former Principal and Director, Compliance and Risk Management, State Street Global Advisors. Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management.

W. Douglas Munn oversees the operations of the Fund. Michael H. Koonce is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Robert Guerin is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Remuneration and Other Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wells Fargo affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended April 30, 2010. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. For the fiscal year ended April 30, 2010, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]
Non-Interested Nominee Trustees
Peter G. Gordon	$0	N/A	$0
Isaiah Harris, Jr.	$0	N/A	$0
Judith M. Johnson	$0	N/A	$0
Dr. Leroy Keith, Jr., Trustee[3]	$1,822	N/A	$228,000
David F. Larcker	$0	N/A	$0
Olivia S. Mitchell	$0	N/A	$0
Timothy J. Penny	$0	N/A	$0
Michael S. Scofield, Trustee[3]	$2,759	N/A	$345,150
Donald C. Willeke	$0	N/A	$0
Current Non-Interested Trustees
Carol A. Kosel, Trustee	$1,898	N/A	$234,750
Gerald M. McDonnell, Trustee	$1,651	N/A	$205,000[4]
Patricia B. Norris, Trustee	$1,976	N/A	$247,750
David M. Richardson, Trustee	$1,651	N/A	$205,000
Dr. Russell A. Salton, III, Trustee	$1,858	N/A	$230,000
Richard J. Shima, Trustee	$1,677	N/A	$208,000
Current Interested Trustees
William W. Pettit, Trustee	$1,622	N/A	$204,000
Richard K. Wagoner, Trustee	$1,651	N/A	$205,000
1	The Fund does not currently provide pension or retirement plan benefits to the Trustees.
2	As of April 30, 2010, the Evergreen fund complex consisted of ten open-end investment management companies representing sixty-eight separate series and six closed-end funds.
3	Dr. Keith and Mr. Scofield are also current non-interested Trustees.
4

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. Of the total compensation from the Fund and other Evergreen funds reflected above payable to Mr. McDonnell for the fiscal year ended April 30, 2010, the following amount was deferred: $69,833.

II. APPROVAL OF THE NEW ADVISORY AGREEMENT WITH WELLS FARGO FUNDS MANAGEMENT, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED (PROPOSALS 2A AND 2B)

Shareholders are being asked to approve the New Advisory Agreement with Funds Management to replace the Current Advisory Agreement with EIMC, as well as the New Sub-Advisory Agreement with Wells Capital to replace the Current Sub-Advisory Agreement with TAG. If Shareholders do not approve the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with Wells Capital will not be implemented, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement.

The Trustees of the Fund, including the Independent Trustees, recommend that shareholders of the Fund approve both the New Advisory Agreement and the New Sub-Advisory Agreement.

Following approval of the new Advisory Agreement and the new Sub-Advisory Agreement, Phil Susser and Niklas Nordenfelt of Wells Capital are expected to assume portfolio management responsibilities for the Fund.

Comparison of the Current Advisory Agreement with EIMC and the New Advisory Agreement with Funds Management

The New Advisory Agreement contains terms that are similar to those of the Current Advisory Agreement. The terms of the New Advisory Agreement and the Current Advisory Agreement are described generally below, but are qualified entirely by reference to the New Advisory Agreement and the Current Advisory Agreement. Please refer to Exhibit D for a form of the New Advisory Agreement and the Current Advisory Agreement.

The Current Advisory Agreement was last approved by the Board, including the Independent Trustees, on September 24, 2009, and was last approved by shareholders on January 16, 2009 in connection with a change in control of EIMC.

Under the Current Advisory Agreement, subject to the supervision of the Board, EIMC manages the investment and reinvestment of the assets of the Fund in conformity with the Fund's investment objectives and restrictions. Under the New Advisory Agreement, Funds Management will provide such services, also subject to the supervision of the Board. Under the Current Advisory Agreement, the Fund pays EIMC a fee at an annual rate of 0.60% of its average daily total assets. If shareholders approve the New Advisory Agreement, the advisory fee rate paid by the Fund to Funds Management for providing such services will be identical to the advisory fee rate currently paid to EIMC. For purposes of both the Current and New Advisory Agreements, total assets are assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the most recent fiscal year, the Fund paid EIMC $5,095,246. EIMC waived $3,002,247 of those fees.

Both the Current and New Advisory Agreements may be terminated without payment of any penalty, by the Board or by a majority vote of the outstanding voting securities of the Fund upon 60 days' prior written notice to EIMC, or by EIMC upon 60 days' prior written notice to the Fund. Both the Current and New Advisory Agreements also provide for automatic termination in the event of their "assignment" as such term is defined in the 1940 Act. The New Advisory Agreement may also be terminated immediately by Funds Management or the Fund in the event that either party (i) breaches a material term of the New Advisory Agreement, (ii) commits a material violation of any governing law or regulations, or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the other party.

The Current Advisory Agreement provides that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Current Advisory Agreement, except a loss resulting from EIMC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Current Advisory Agreement. The New Advisory Agreement provides that Funds Management shall not be liable for any mistake in judgment and that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of Funds Management or any of its officers, directors, employees or agents, Funds Management shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties thereunder on the part of Funds Management or any of its officers, directors, employees or agents, the Fund will indemnify and hold harmless Funds Management against all claims resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates, and that Funds Management will indemnify and hold harmless the Fund from losses arising from Funds Management's willful misfeasance, bad faith, negligent acts or reckless disregard of its duties. The Current Advisory Agreement has no similar provisions.

Comparison of the Current Sub-Advisory Agreement with TAG and the New Sub-Advisory Agreement with Wells Capital

Wells Capital is a proposed sub-adviser to the Fund and will replace TAG, the current sub-adviser. The New Sub-Advisory Agreement among Wells Capital, Funds Management and the Fund contains terms that are similar to those of the Current Sub-Advisory Agreement between TAG and EIMC on behalf of the Fund. The terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are described generally below, but are qualified entirely by reference to the New Sub-Advisory Agreement and Current Sub-Advisory Agreement. Please refer to Exhibit E for a form of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement. For its services, TAG, the current sub-adviser is paid a fee by EIMC and not by the Fund or its shareholders. Assuming approval of the New Advisory Agreement and the New Sub-Advisory Agreement, for its services, Wells Capital, the new sub-adviser, will be paid by Funds Management and not by the Fund or its shareholders.

The Current Sub-Advisory Agreement was last approved by the Board, including the Independent Trustees, on September 24, 2009, and was last approved by shareholders on January 16, 2009 in connection with a change in control of TAG.

Under the Current Sub-Advisory Agreement, subject to the supervision of the Board and EIMC, TAG is responsible for the day-to-day investment and reinvestment of the Fund's portfolio or a portion thereof. Similarly, pursuant to the New Sub-Advisory Agreement, Wells Capital is responsible, subject to oversight by Funds Management and the Board, for managing the investment and reinvestment of all of the assets of the Fund in a manner consistent with the Fund's investment objective, policies and restrictions, and applicable federal and state law. As such, Wells Capital has full discretion and is authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets of the Fund.

For providing these services under the Current Sub-Advisory Agreement, TAG is entitled to receive a fee from EIMC at the annual rate of 0.54% of the Fund's total assets. If shareholders approve the New Sub-Advisory Agreement, the sub-advisory fee annual rate paid by Funds Management to Wells Capital for providing such services will be 0.40% of the Fund's total assets. For purposes of both the Current and New Sub-Advisory Agreements, total assets are net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the most recent fiscal year, EIMC paid TAG $3,316,937. If the Wells Capital sub-advisory fee had been in effect during the prior fiscal year, Wells Capital would have received $3,396,831, which is a fee decrease of 2.4% (a percentage determined by dividing (a) the difference between the amount paid to TAG and that paid to Wells Capital by (b) the amount paid to TAG).

The Current Sub-Advisory Agreement may be terminated without payment of any penalty, by the Trustees, EIMC, or by a majority vote of the outstanding shares of the Fund upon 60 days' prior written notice to TAG, or by TAG upon 90 days' prior written notice to EIMC, or upon shorter notice as may be mutually agreed upon. Similarly, the New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees, or by a majority vote of the Fund's outstanding voting securities, or by Funds Management or Wells Capital upon 60 days' written notice to the other party. Notice may be waived by the party entitled to receipt thereof. The New Sub-Advisory Agreement may also be terminated immediately by Funds Management, Wells Capital or the Fund in the event that another party: (i) breaches a material term of the New Sub-Advisory Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the terminating party. Both the Current and New Sub-Advisory Agreements also provide for automatic termination in the event of their "assignment" as such term is defined in the 1940 Act.

The Current Sub-Advisory Agreement provides that TAG shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with TAG's performance thereunder, except a loss resulting from TAG's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties thereunder.

The New Sub-Advisory Agreement provides that Wells Capital shall not be liable for any mistake in judgment and that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Wells Capital or any of its officers, directors, employees or agents, Wells Capital shall not be subject to liability to Funds Management, to the Fund, or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, Wells Capital shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and data (only if Wells Capital furnishes to Funds Management or the Fund any such data for inclusion in Fund documents) furnished by Wells Capital for use by Funds Management in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to Wells Capital, the portfolio managers of the Fund and the investment of the Fund's assets.

The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Wells Capital or any of its officers, directors, employees or agents, Wells Capital shall not be responsible for, and Funds Management will indemnify and hold harmless Wells Capital, its partners, employees, affiliates and agents against certain claims relating to Wells Capital's act(s) or omission(s) in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security or certain other delineated circumstances, and that Wells Capital will indemnify and hold harmless the Fund and Funds Management and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) from losses arising from its willful misfeasance, bad faith, grossly negligent acts or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement has no similar provisions.

The Trustees' Considerations

At their telephonic meeting on May 11, 2010, the Trustees of the Fund, including the Independent Trustees, approved the New Advisory Agreement with Funds Management as well as the New Sub-Advisory Agreement with Wells Capital. Because the 1940 Act requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees, including the Independent Trustees, intend to consider each of these agreements again at their in-person meetings scheduled for June 9-10, 2010, where they expect to approve them in accordance with this requirement.

In considering at the May meeting whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement, the Trustees took into account that they had most recently approved the annual continuation of the Fund's existing investment advisory and sub-advisory agreements in September 2009. That approval followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Fund receives, the fees that the Fund pays under the agreements, and the Fund's investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements.

The Trustees also considered that the New Advisory Agreement and the New Sub-Advisory Agreement were proposed in the context of the combination of the Evergreen and Wells Fargo mutual fund families. After the December 31, 2008 merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen funds and Wells Fargo Advantage Funds fund families. Funds Management's representatives cited a number of important considerations favoring an eventual combination of the fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined fund family; contractual savings from service providers to the combined funds; the ability to select the best funds from each family to continue as part of the combined fund family; and more seamless integration of the Evergreen funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.

Over the course of 2009 and early 2010, the Board of Trustees of the Evergreen funds met repeatedly with the management teams of Funds Management and EIMC and worked to refine the proposed combination of the fund families. For the closed-end Evergreen funds, the proposed combination involved the approval of new investment advisory and sub-advisory agreements with Funds Management and affiliated (and un-affiliated) entities, name changes, and the election of new trustees. These proposals, as they relate to the Fund, are described in this Proxy Statement.

Throughout their consideration of the proposed combination of the fund families, the Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the combination of the fund families and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.

The Trustees' determinations to approve the New Advisory Agreement and the New Sub-Advisory Agreement were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. In their discussions, the Board made clear that, although the Fund's new agreements were proposed as part of a combination of the fund families that may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually, and would thus evaluate the proposed New Advisory Agreement and New Sub-Advisory Agreement for the Fund independently.

The Trustees reviewed differences in the terms of the Current Advisory Agreement and the New Advisory Agreement, and between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement. Many of these differences are highlighted above in this Proxy Statement. The Trustees considered whether any change to the nature and quality of the comprehensive investment management services provided to the Fund would reasonably be expected as a result of adopting the New Advisory Agreement and the New Sub-Advisory Agreement. In this regard, they noted that the portfolio managers at Wells Capital would take over providing sub-advisory services for the Fund's portfolio from TAG. The Trustees considered the research and other capabilities and resources available to the Wells Capital portfolio managers, as well as the investment performance record of these portfolio managers in managing portfolios similar to the Fund's.

The Trustees observed that the proposed fee rate under the New Advisory Agreement was identical to the fee rate under the Current Advisory Agreement. They noted that there were certain changes proposed to the fee rates under the New Sub-Advisory Agreement, which would have no impact on the aggregate fees paid by the Fund for advisory services. Funds Management asserted, and the Trustees took into account, that these changes were not expected to have any impact on the quality of services provided to the Funds or on the profitability of the advisory and sub-advisory arrangements to Funds Management and its affiliates (which include Wells Capital). The Trustees reviewed information prepared by an independent data provider regarding the Fund's management fee and other expenses relative to the fees and expenses of other peer funds. They noted that the Fund's management fees were higher than many of the fees of its peer funds, but determined on the basis of the information presented that the Fund's fees did not appear excessive. During the course of their consideration of fees, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients (including principally other existing Evergreen funds) advisory services that are comparable in some degree to the advisory services that they would provide to the Fund, and considered comparative fee information, as well as information regarding similarities and differences in the services provided, in this regard. In light, in part, of the fact that there were material differences between the Fund's investment program and the investment programs of these other clients, the Trustees did not consider the comparative fee information to be particularly useful in their consideration of the Fund's proposed agreements.

The Trustees considered that, although the Fund was not making a continuous offering of its shares so that the likelihood of achieving economies of scale following the Fund's initial offering was relatively low, the Fund may potentially benefit to the extent that contractual arrangements with service providers to the combined fund family could be negotiated on a more favorable basis as a result of the increased scale of the combined fund family. They also considered information provided to them regarding the profitability of the advisory fees paid under the Current Advisory Agreement to EIMC, and regarding the anticipated profitability of such fees to Funds Management under the New Advisory Agreement, and determined that the profitability of these arrangements was not so high as to prevent their approving the new agreements.

Principal Executive Officers and Directors of Funds Management

The following is a list of Funds Management's principal executive officers and directors. Funds Management's principal address is 525 Market Street, San Francisco, California 94105.

Name and Principal Occupation(s)
Karla M. Rabusch, President and Director
C. David Messman, Director, Senior Vice President, Secretary & Chief Legal Officer
Andrew Owen, Director and Executive Vice President
A. Erdem Cimen, Senior Vice President, Chief Financial Officer and Treasurer
Debra Ann Early, Senior Vice President and Chief Compliance Officer
W. Douglas Munn, Senior Vice President and Chief Operating Officer

Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Principal Executive Officers and Directors of Wells Capital

The following is a list of Wells Capital's principal executive officers and directors. Wells Capital's principal address is 525 Market Street, San Francisco, California 94105.

Name and Principal Occupation(s)
Robert Bissell, President
Kirk Hartman, Chief Investment Officer
Mai Shiver, Director and Chief Compliance Officer
Karen Norton, Chief Administrative Officer and Chief Operating Officer
James Paulsen, Chief Investment Strategist
Amru Khan, Vice President, Sales and Marketing
William Timoney, Vice President
Sallie Squire, Director, Professional and Corporate Development
Francis Baranko, Director, Equity
David Germany, Director, Fixed Income
Mari Casas, Chief Technology Officer

Wells Capital is an indirect, wholly-owned subsidiary of Wells Fargo.

Other Similar Funds Managed by Funds Management and Wells Capital

The following table contains certain information regarding a fund for which Funds Management and Wells Capital provide investment advisory services and that may have similar investment objectives and policies as the Fund. The fund identified below is an open-end fund not a leveraged, closed-end fund like the Fund and, therefore, does not employ the full range of investment strategies and techniques used by the Fund.

Name of Fund	Wells Fargo Advantage High Yield Bond Fund[1]
Net Assets as of April 30, 2010	544,085,021
Advisory Fee Rate	First $500 million - 0.500% Next $500 million - 0.475% Next $2 billion - 0.450% Next $2 billion - 0.425% Over $5 billion - 0.400%
Sub-Advisory Fee Rate	First $100 million - 0.35% Next $200 million - 0.30% Next $200 million - 0.25% Over $500 million - 0.20%
Fee Waivers and Reimbursements	None
1

Wells Fargo Advantage High Yield Bond Fund ("High Yield Bond Fund") is a "Shell Fund" being registered with the Securities and Exchange Commission in order to receive the assets and assume the liabilities of Evergreen High Income Fund ("High Income Fund") in connection with the reorganization of High Income Fund into High Yield Bond Fund, which is expected to close on or about July 9, 2010. Currently, High Income Fund is being managed by EIMC and High Yield Bond Fund will be managed by Funds Management. Net assets shown are those of High Income Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the SEC. Copies of the required filings must also be furnished to the Fund. For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis, except, based solely upon a review of forms 3, 4 and 5 and amendments thereto furnished to the Fund, Mr. McDonnell, a Trustee of the Fund, filed a form 4 on October 1, 2009, with respect to a transaction involving common shares of the Fund entered into on September 1, 2009, which settled on September 4, 2009. Generally, a form 4 must be filed before the end of the second business day following the day on which a transaction requiring the filing of a form 4 has been executed.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through Evergreen Investments' Web site at www.EvergreenInvestments.com.

Service Providers

Investment Adviser and Administrator. EIMC, an indirect wholly owned subsidiary of Wells Fargo, a California-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment adviser and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

It is expected that Funds Management will be proposed to serve as the administrator to the Fund, replacing EIMC, the Fund's current administrator.

For the fiscal year ended April 30, 2010, the Fund paid $424,604 in administrative fees.

Investment Sub-adviser. TAG, a subsidiary of Wells Fargo and an affiliate of EIMC and Funds Management, currently serves as a sub-adviser to the Fund. The principal business address of TAG is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Brokerage Commissions. Wells Fargo Advisers, LLC is a broker-dealer affiliated with Wells Fargo and the Fund. For the fiscal year ended April 30, 2010, Wells Fargo Advisers, LLC did not receive any brokerage commissions paid by the Fund.

Transfer Agent. Computershare Fund Services is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Independent Registered Public Accounting Firm. The Audit Committee of the Board has not yet met to consider the selection of the Fund's independent registered public accounting firm for the fiscal year ending April 30, 2011. With respect to the fiscal year ended April 30, 2010, the Audit Committee unanimously recommended the selection of KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110 as the independent registered public accounting firm of the Fund, and the Board unanimously approved such selection at a meeting held on June 11, 2009. It is expected that KPMG will be considered as the Independent Registered Public Accounting firm for the fiscal year ending April 30, 2011 by the Board at a meeting to be held in the near future.

The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent registered public accounting firm as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent registered public accounting firm. In addition, the Fund's Chief Compliance Officer is required to monitor the performance of the services provided by the Fund's independent registered public accounting firm in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Exchange Act for pre-approving services performed by the Fund's independent registered public accounting firm to the Fund's management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. It is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund for the fiscal year ended April 30, 2010, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment adviser and for certain related parties for which KPMG received non-audit fees, including services, if any, that were not pre-approved by the Audit Committee, are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm.

The Audit Committee will review and discuss with management the Fund's audited financial statements for the fiscal year ended April 30, 2010 at a meeting to be held in the near future. With respect to the Fund's audited financial statements for the fiscal year ended April 30, 2009, the Audit Committee reviewed and discussed with management such financial statements at a meeting held on June 11, 2009. At the meeting, the Audit Committee reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended April 30, 2009 and 2010, respectively, and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2010	2009
Audit fees	$78,100	$74,800
Audit-related fees	$0	$0
Tax fees	$0	$0
Non-audit fees[1]	$10,000	$720,000
All other fees	$0	$0
1

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Evergreen Investment Services, Inc.

The Board has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the "Charter"). The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.

The Audit Committee consists of Gerald M. McDonnell, Dr. Russell A. Salton, III and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Other Business

As of the date of this proxy statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

The affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).

Required Vote for Proposals 2a and 2b, Respectively

Approval of each of the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital requires the affirmative vote of a majority of the oustanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

If Shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreement with Wells Capital will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement.

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of Shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2011 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Income Advantage Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before January 27, 2011.

Any Shareholder desiring to present a proposal for consideration at the 2011 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Income Advantage Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before February 28, 2011, but no earlier than January 27, 2011.

The persons named as proxies for this Annual Meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice on or before May 14, 2010.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2011 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH WELLS FARGO FUNDS MANAGEMENT, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

Michael H. Koonce, Secretary

May 27, 2010

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at (866) 641-4254 (toll free).

Exhibit A

EXECUTIVE COMMITTEE CHARTER

EVERGREEN FUNDS

1) The Executive Committee shall be composed entirely of independent Trustees.

2) The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (including, without limitation, Evergreen Investment Management Company, LLC and its affiliates) and the full Board of Trustees;

c) To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e) To act as the Nominating Committee of the Board of Trustees;

f) To oversee generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds (all of the foregoing referred to herein as "Legal Proceedings");

g) To regularly review the Funds' securities lending activities; and

h) To review the proxy voting activity for the Funds, including the results of proxy votes and related matters.

3) To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

g) In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC ("EIMC") counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: December 9, 2009
Last Revised: November 17, 2009

Exhibit B

POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

EVERGREEN TRUSTS

The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. All nominees must qualify under all applicable laws and regulations.

3. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

4. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4. The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved: December 6, 2007
Last Revised: November 1, 2007

Exhibit C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Amended and Restated as of March 11, 2010)

The Board of Trustees (the "Board") of each Evergreen fund (each a "Fund") has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted for the Fund by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee's general purpose is to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, and its internal controls, and, as appropriate, the internal controls of certain service providers, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare the report required by Item 407(d)(3)(i) of Regulation S-K to be included in the Fund's annual proxy statement if the proxy statement relates to the election of directors.

The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. The Committee has the responsibility to review the quality and objectivity of the Fund's financial statements and the independent audits thereof and to act as liaison between the Fund's independent auditors and the Board. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including its independent auditors.

The Committee also serves as the Fund's Pricing Committee and, in such capacity, reviews issues and activities related to the valuation of the Fund's securities.

Membership

The Committee shall have at least three (3) members. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

Each Committee member must be an "independent" trustee, as that term is interpreted for purposes of Section 10A of and Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of any Evergreen fund are traded (each, an "Exchange"), taking into account any exceptions to those requirements set forth in such statute, rule, or listing standards. In addition, none of the Committee's members shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Committee members shall be independent trustees who, in the view of the Board, are free of any relationship that would interfere with the exercise of independent judgment. The Committee members shall collectively satisfy the independence, financial sophistication or expertise, and financial literacy standards of each Exchange.1

The Board of each Fund will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

Responsibilities and Duties

The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Be directly responsible for the appointment, terms of engagement, compensation, and retention or termination of the Fund's independent auditors based on such matters as the Committee deems appropriate, including an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. The Fund's independent auditors must report directly to the Committee, which shall be directly responsible for the oversight of the independent auditors and resolution of disagreements between management and the independent auditors relating to financial reporting. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are required by applicable law.

2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1 (or any subsequent replacement Standard). The Committee shall have responsibility for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking or recommending that the Board take appropriate action to oversee the auditors' independence.

3. To the extent required by applicable regulations (or if the Committee otherwise considers it appropriate), pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures, (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (iii) all relationships between the independent auditors and the Fund.

7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. If the Fund's shares are listed on an Exchange, meet with management and the independent auditors to review and discuss the Fund's annual audited financial statements and unaudited semi-annual financial statements, including a review and discussion of any specific disclosures of management's discussion (if any) of the Fund's investment performance.

9. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

10. Review with management and, as applicable, with the independent auditors, the Fund's accounting and financial reporting policies, practices and internal controls, and management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

11. Receive at least annually a report from the auditors within 90 days prior to the filing of the auditor's report (or receive an updated report within such 90 day period, if the auditor's annual report is presented to the Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Fund since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Fund complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above.

12. Review and discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR, based on such officers' most recent evaluation, as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal controls, and (iii) any significant change in internal controls or other factors that could significantly affect internal controls, in each case, as reported to the Committee.

13. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

17. Meet separately and periodically with management, with the independent auditors, and with internal auditors (if any) to review their audit plan and the result of completed audits.

18. Review periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Fund's portfolio securities.

19. Review recommendations as to the selection, retention or termination of pricing services.

20. Review periodically the Fund's Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate.

21. Receive and review reports from the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Fund's Daily Portfolio Pricing Procedure.

22. Review with the Fund's Chief Compliance Officer compliance with the Fund's Daily Portfolio Pricing Procedure.

23. Review errors in net asset value (NAV) calculations.

24. Consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise.

25. Review reports by management regarding the profitability to Evergreen Investment Management Company LLC and its affiliates of investment advisory, administrative, transfer agency, and other services, if any, provided to the Fund by them; and review the various assumptions underlying such reports, including, without limitation, as to cost and expense allocations.

26. Consider generally whether and to what extent the Fund has realized the benefits of economies of scale resulting from increases in the size of the Fund or increases in the efficiency of service providers.

27. Review financial statements and other financial information provided to the Committee or to the Board of Trustees relating to any investment adviser or sub-adviser to the Fund.

28. Review information presented to it periodically by management as to the performance of Evergreen Fund Administration of its obligations in respect of the Fund.

29. Report to the Board on a regular basis (at least annually) on the Committee's activities.

30. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund.

The Committee shall meet at least quarterly and shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the matters set forth in this Charter and other matters as the Committee may deem necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage, at the Fund's expense, independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the preparation or issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

1 As of the date of this Charter, shares of Evergreen International Balanced Income Fund and Evergreen Global Dividend Opportunity Fund were traded on the New York Stock Exchange and shares of Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, and Evergreen Utilities and High Income Fund were traded on the NYSE Alternext U.S. exchange (formerly known as the American Stock Exchange). The listing standards of the New York Stock Exchange require each member of an audit committee to be "financially literate" (or to become so within a reasonable time after his or her appointment to the committee) and at least one member of the committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under the listing standards. The listing standards of the NYSE Alternext U.S. exchange require each member of an audit committee to be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member must be "financially sophisticated," as such term is defined in the listing standards of the NYSE Alternext U.S. exchange.

Exhibit D

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of this [ ]th day of [ ] 2010, among WELLS FARGO ADVANTAGE [  ] FUND (the "Fund"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 and WELLS FARGO FUNDS MANAGEMENT, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company; and

WHEREAS, the Fund desires that the Adviser provide investment advisory services to the Fund, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund and the Adviser agree as follows:

Section 1. Appointment of the Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and one or more of its Registration Statement(s) filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund's Board of Trustees (the "Board").

The investment authority granted to the Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Fund.

The Fund hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

Section 2. Duties of the Adviser.

(a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments affecting the Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Adviser may believe appropriate or as the Board reasonably may request.

The Adviser shall promptly notify the Fund of (i) any changes regarding the Adviser that would impact disclosure in the Fund's Registration Statement(s), or (ii) any violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Fund.

(c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser's duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the Fund. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

(d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Fund pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Fund, including the Commission and the Internal Revenue Service. The books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund. The Fund, or the Fund's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund's authorized representatives.

Section 3. Delivery of Documents to the Adviser. The Fund has furnished the Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act and the Securities Act; and
(c) Written guidelines, policies and procedures adopted by the Fund.

The Fund will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Fund shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the Registration Statement(s) of the Fund, as it or they may be amended from time to time (including any information transmitted to shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Fund, as it may be amended from time to time;

(d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested in accordance with the Fund's policies on proxy voting.

Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Fund, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for the Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its securities shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Adviser and the Fund. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, and repurchase of securities, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Fund: (a) to prepare press releases or to amend the Fund's registration statement or supplement the Fund's prospectus, and circulate the same, to reflect a change in the personnel of the Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Adviser.

Section 10. Compensation.

As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time.

Section 11. Standard of Care. The Fund will expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser's best judgment and efforts in rendering its services to the Fund, and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

The Adviser may include the Fund in its representative client list.

Section 13. Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund's administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be made available for inspection and use by the Fund and its authorized representatives.

Section 14. Term and Approval. This Agreement shall become effective upon approval by a vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act) at a meeting called for the purpose of voting on such approval and execution by the Adviser and the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

This Agreement may also be terminated immediately by the Fund or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

Section 16. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 17. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention C. David Messman.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding voting securities of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

Section 21. Wells Fargo Name. The Adviser and the Fund each agree that the name "Wells Fargo," which comprises a component of the Fund's name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 22. Risk Acknowledgement. The Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Fund. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Fund's account(s) and, in making investment decisions for the Fund, the Adviser will not consider any other securities, cash or other investments owned by the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO ADVANTAGE [  ] FUND

By: ________________________

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________
Andrew Owen
Executive Vice President

SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT INVESTMENT ADVISORY AGREEMENT

WELLS FARGO ADVANTAGE [  ] FUND: the Fund pays the Adviser a fee at an annual rate of [  ]% of its average daily total assets.

Most recent approval by the Board of Trustees: [ ], 2010

The foregoing fee schedule is agreed to as of [ ], 2010 and shall remain in effect until changed in writing by the parties.

WELLS FARGO ADVANTAGE [  ] FUND

By: __________________
[]
[]

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ___________________
Andrew Owen
Executive Vice President

CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made as of the 16th day of January 2009, by and between EVERGREEN INCOME ADVANTAGE FUND, a Delaware statutory trust (the "Trust") and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company, (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust.

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Trust in conformity with the Trust's investment objectives and restrictions as may be set forth in the Trust's prospectus and statement of additional information, or as in effect from time to time, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Trust with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of the Trust;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to the Trust in connection with transactions involving securities and other property to which the Trust is a party;

(f) all stock exchange listing expenses;

(g) all taxes and trust fees payable by the Trust to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Trust's shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Trust;

(l) all charges and expenses of legal counsel for the Trust and for Trustees of the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust have herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust, its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust.

In the event that the Adviser provides any of these services or pays any of these expenses, the Trust will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate of 0.60% of its total assets (defined as net assets of the Trust plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets).

The Adviser's fee is computed as of the close of business on each business day.

A pro rata portion of the Trust's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

7. The Trust shall cause the books and accounts to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wells Fargo & Company or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wells Fargo & Company are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

9. This Agreement shall continue in effect until September 30, 2009 and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Trust; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Trust and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INCOME ADVANTAGE FUND

By: /s/ Brian Montana
Name: Brian Montana
Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Catherine F. Kennedy
Name: Catherine F. Kennedy
Title: Vice President

Exhibit E

FORM OF NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT AMONG WELLS FARGO ADVANTAGE [  ] FUND, WELLS FARGO FUNDS MANAGEMENT, LLC AND WELLS CAPITAL MANAGEMENT INCORPORATED

This AGREEMENT is made as of this [ ] day of [ ], [ ], by and among Wells Fargo Advantage [  ] Fund (the "Fund"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management Incorporated (the "Sub-Adviser"), a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Fund is engaged in business as an closed-end investment company and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for the Fund under the terms of an investment advisory agreement, dated [ ], [ ], between the Adviser and the Fund (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Fund's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the Fund, and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement(s) filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the "WCM Portion") as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of the assets of the Fund's WCM Portion, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the WCM Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Fund and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. The Sub-Adviser shall be limited to managing only the WCM Portion, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the WCM Portion since the prior report, and will also keep the Board informed of important developments known by it to affect the WCM Portion and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by the Fund in the WCM Portion, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Fund's Registration Statement(s), or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser or the Fund. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the WCM Portion.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Fund in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Fund and the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. Upon the Fund's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Fund. The books and records required to be maintained by the Fund which are in the possession of the Sub-Adviser shall be the property of the Fund; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Fund and the Sub-Adviser. The Fund, or the Fund's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Fund or the Fund's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Fund that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Fund in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the WCM Portion as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Fund with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Fund.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Fund's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement(s) of the Fund, as it may be amended from time to time (including any information transmitted to Shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Fund, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Fund's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Fund and the Adviser and/or Sub-Adviser. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Fund: (a) to prepare press releases or to amend the Fund's registration statement or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by activities of the Sub-Adviser.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Fund and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Fund and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Fund, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Fund or to any shareholders in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Fund any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the WCM Portion.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Fund in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Fund or such persons as they may designate, solely in connection with the WCM Portion, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Fund may disclose Fund portfolio holdings information in accordance with the Fund's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Fund to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the WCM Portion and the performance of the Sub-Adviser's obligations hereunder.

The Sub-Adviser may include the Fund in its representative client list.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the WCM Portion, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund, and will be made available for inspection by the Fund and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Fund's written request, surrender to the Fund those records that are the property of the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Fund, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Fund's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other parties. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Fund in the event that another party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the terminating party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Fund and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Fund and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Adviser hereby agrees to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the Adviser relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be 200 Berkeley Street, Boston, Massachusetts 02116, Wells Fargo Funds Management, LLC, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karen Norton.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Fund each agree that the name "Wells Fargo," which comprises a component of the Fund's name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Evergreen" or "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the WCM Portion. Each of the Fund and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage the WCM portion and, in making investment decisions for the Fund, the Sub-Adviser will not consider any other securities, cash or other investments covered by the Fund.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Fund and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Fund and the Adviser such evidence of its authority with respect to this Agreement as the Fund or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO ADVANTAGE [  ] FUND

By:
[ ]
[ ]

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[ ]
[ ]

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT

WELLS FARGO ADVANTAGE [  ] FUND

This fee agreement is effective as of the [ ] day of [ ], [ ], by and between Wells Fargo Advantage [  ] Fund (the "Fund"), Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the Fund; and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix A;

The Adviser pays the Sub-Adviser a fee at an annual rate of [  ]% of the Fund's total assets.

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this [ ] day of [ ], [ ], and shall remain in effect until agreed and changed in writing by the parties.

WELLS FARGO ADVANTAGE [  ] FUND

By: __________________
[ ]
[ ]

WELLS FARGO FUNDS MANAGEMENT, LLC

By: __________________
Andrew Owen
Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By: __________________
[ ]
[ ]

CURRENT SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

AGREEMENT made the 16th day of January 2009, by and between Evergreen Investment Management Company, LLC, a Delaware limited liability company (the "Adviser") and Tattersall Advisory Group, Inc., a Virginia corporation (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to Evergreen Income Advantage Fund (the "Fund"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Adviser and the Sub-adviser agree as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets specified from time to time by the Adviser ("Managed Assets") in conformity with the Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the control and direction of the Board of Trustees of the Fund, for the period and on the terms set forth in this Agreement. The Sub-adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way.

2. Obligations of and Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Managed Assets, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information or other governing documents as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Fund's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Fund's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Fund's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or an affiliate of the Sub-adviser exercises investment discretion. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. As compensation for the Sub-adviser's services during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of 0.54% of the Fund's total assets (defined as net assets of the Trust plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). The Sub-adviser's fee is computed as of the close of business on each business day. A pro rata portion of the fee shall be payable in arrears at the end of each day or calendar month as the Sub-adviser may from time to time specify. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser to the Fund hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from the Sub-adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Sub-adviser, who may be or become an officer, Trustee, employee, or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Sub-adviser's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Sub-adviser.

6. Limitation of Fund's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Fund's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until September 30, 2009 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Fund or a vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party or the Fund, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Fund's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory and Management Agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

8. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Maureen E. Towle
Name: Maureen E. Towle
Title: Vice President

TATTERSALL ADVISORY GROUP, INC.

By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Senior Vice President

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY                                                                           EVERGREEN INCOME ADVANTAGE FUND                                                                        PROXY

COMMON SHARES

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010

The undersigned hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all of the common shares of the Fund that the undersigned is entitled to vote at the annual meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time, on July 9, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.  If you wish to attend the Meeting in person, please call 866-641-4254 for instructions.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference.  THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSALS.

VOTE VIA THE TELEPHONE:   1-866-241-6192
VOTE VIA THE INTERNET:   www.proxy-direct.com

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Evergreen Income Advantage Fund

Annual Meeting of Shareholders to Be Held on July 9, 2010.

The Proxy Statement and Proxy Card for this meeting are available at:  https://www.proxy-direct.com/eve21446

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW. IF YOU SIGN, DATE AND RETURN THIS PROXY, BUT NO CHOICE IS INDICATED FOR A PROPOSAL, THE SHARES REPRESENTED HEREBY WILL BE VOTED “FOR” THE ELECTION OF THE NINE (9) PERSONS NAMED AS NOMINEE TRUSTEES (PROPOSAL 1) AND “IN FAVOR OF” PROPOSALS 2A AND 2B. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR PROPOSALS 1, 2A AND 2B. IF ANY NOMINEE FOR ANY REASON BECOMES UNABLE TO SERVE OR IS UNWILLING TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED AS PROXIES ON THE OTHER SIDE OF THIS PROXY CARD WILL VOTE FOR THE ELECTION OF SUCH OTHER PERSON OR PERSONS AS THEY MAY CONSIDER QUALIFIED. THE BOARD OF TRUSTEES OF THE FUND HAS NO REASON TO BELIEVE THAT ANY OF THE NINE (9) NOMINEE TRUSTEES WILL BE UNABLE OR UNWILLING TO SERVE. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAW.

PLEASE MARK VOTE AS IN THIS EXAMPLE:

Election of Trustees:                                                                                                                                           FOR      WITHHOLD   FOR ALL

                                                                                                                                                                                          ALL             ALL         EXCEPT

01.  Dr. Leroy Keith, Jr.          02.  Peter G. Gordon            03.  Isaiah Harris, Jr.

04   Judith M. Johnson         05.  David F. Larcker            06.  Olivia S. Mitchell

07.  Timothy J. Penny            08.  Michael S. Scofield      09.  Donald C. Willeke

Instruction:  To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the “FOR ALL EXCEPT” box above.

                                                                                                                                                                                          FOR      AGAINST   ABSTAIN

2a.  To approve the Investment Advisory Agreement with Wells Fargo Funds Management, LLC.

2b.  To approve the Sub-Advisory Agreement with Wells Capital Management Incorporated.

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EAD_21446_052010COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY                                                                           EVERGREEN INCOME ADVANTAGE FUND                                                                        PROXY

PREFERRED SHARES

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010

The undersigned hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all of the preferred shares of the Fund that the undersigned is entitled to vote at the annual meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time, on July 9, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.  If you wish to attend the Meeting in person, please call 866-641-4254 for instructions.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference.  THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSALS.

VOTE VIA THE TELEPHONE:   1-866-241-6192
VOTE VIA THE INTERNET:   www.proxy-direct.com

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Evergreen Income Advantage Fund

Annual Meeting of Shareholders to Be Held on July 9, 2010.

The Proxy Statement and Proxy Card for this meeting are available at:  https://www.proxy-direct.com/eve21446

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE PREFERRED SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW. IF YOU SIGN, DATE AND RETURN THIS PROXY, BUT NO CHOICE IS INDICATED FOR A PROPOSAL, THE SHARES REPRESENTED HEREBY WILL BE VOTED “FOR” THE ELECTION OF THE NINE (9) PERSONS NAMED AS NOMINEE TRUSTEES (PROPOSAL 1) AND “IN FAVOR OF” PROPOSALS 2A AND 2B. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR PROPOSALS 1, 2A AND 2B. IF ANY NOMINEE FOR ANY REASON BECOMES UNABLE TO SERVE OR IS UNWILLING TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED AS PROXIES ON THE OTHER SIDE OF THIS PROXY CARD WILL VOTE FOR THE ELECTION OF SUCH OTHER PERSON OR PERSONS AS THEY MAY CONSIDER QUALIFIED. THE BOARD OF TRUSTEES OF THE FUND HAS NO REASON TO BELIEVE THAT ANY OF THE NINE (9) NOMINEE TRUSTEES WILL BE UNABLE OR UNWILLING TO SERVE. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAW.

PLEASE MARK VOTE AS IN THIS EXAMPLE:

Election of Trustees:                                                                                                                                           FOR      WITHHOLD   FOR ALL

                                                                                                                                                                                          ALL             ALL         EXCEPT

01.  Dr. Leroy Keith, Jr.          02.  Peter G. Gordon            03.  Isaiah Harris, Jr.

04   Judith M. Johnson         05.  David F. Larcker            06.  Olivia S. Mitchell

07.  Timothy J. Penny            08.  Michael S. Scofield      09.  Donald C. Willeke

Instruction:  To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the “FOR ALL EXCEPT” box above.

                                                                                                                                                                                          FOR      AGAINST   ABSTAIN

2a.  To approve the Investment Advisory Agreement with Wells Fargo Funds Management, LLC.

2b.  To approve the Sub-Advisory Agreement with Wells Capital Management Incorporated.

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EAD_21446_052010PRE